SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 Schedule 13E-3
                        RULE 13e-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                 Amendment No. 9

                        Real Estate Associates Limited V
                              (Name of the Issuer)

                        Real Estate Associates Limited V
                     National Partnership Investments Corp.
                          Casden Investment Corporation
                              Charles H. Boxenbaum
                                 Bruce E. Nelson
                                 Henry C. Casden
                                 Alan I. Casden
                      (Name of Person(s) Filing Statement)

                          Limited Partnership Interests
                         (Title of Class of Securities)

                                    75585108
                      (CUSIP Number of Class of Securities)

                             STEVEN A. FISHMAN, ESQ.
                                BATTLE FOWLER LLP
                               75 EAST 55th STREET
                            NEW YORK, NEW YORK 10022

 (Name, Address and Telephone Number of Person Authorized to Receive Notices and
             Communications on Behalf of Person(s) Filing Statement)

                   This Statement is filed in connection with
                          (check the appropriate box):
a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b. / / The filing of a registration statement under the Securities Act of 1933.
c. / / A tender offer.
d. / / None of the above.


Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: /X/

                      Calculation of Filing Fee

$1,571,673.00                                          $314.00
Transaction Valuation*                          Amount of filing fee
------------------------------

* For purposes of calculating the filing fee only. The filing fee was calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, and equals 1/50 of one percent of the value of the cash being paid in connection with the transaction.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

Amount Previously Paid:    $314.00
Form or Registration No:   Schedule 13E-3
Filing Party:              Real Estate Associates Limited V
Date Filed:                January 23, 1998

                        REAL ESTATE ASSOCIATES LIMITED V
                             9090 WILSHIRE BOULEVARD
                         BEVERLY HILLS, CALIFORNIA 90211

                                October 13, 1998

                                     URGENT
                             PROMPT ACTION REQUESTED

Dear Limited Partner:

The  Managing  General  Partner  of  Real  Estate  Associates   Limited  V  (the
"Partnership") has previously sent you material describing and seeking your consent to the proposed sale of the interests of the Partnership in certain real estate properties. The Managing General Partner believes that the sale is in your best interests and urges you to vote in favor of the sale as soon as possible.

o 18 of the 19 properties to be included in the proposed sale (the "Properties") are subject to Housing Assistance Payments Contracts under Section 8 of the United States Housing Act. Most of these contracts will expire by the end of 2003. Under recently passed legislation, the mortgages on the Properties will be restructured, which the Managing General Partner believes will result in the Limited Partners recognizing cancellation of debt income, which is taxed as ordinary income under the Internal Revenue Code.

o The Managing General Partner believes that by approving the proposed sale as soon as possible, the Limited Partners will reduce their tax exposure with respect to the Properties to be included in such sale. If the proposed sale is not approved, there is a significant risk that the Limited Partners will not only bear a greater tax burden, but will receive no cash that can be used to pay a portion of such taxes.

o The Partnership's investments in the Properties were initially structured primarily to obtain tax benefits and not to provide cash distributions. Most Limited Partners no longer realize any material tax benefits from continuing to hold their interests in the Partnership. The Partnership has generated net tax benefits equal to at least 97.3% of each Limited Partner's equity investment since the inception of the Partnership.

o Disposing of the Properties at this time is in the best interests of the Limited Partners and the Managing General Partner believes that the proposed sale is the best way to accomplish this goal.

The terms of the proposed sale are addressed more completely in the Consent Solicitation Statement previously sent to you.

The consent solicitation period for the proposed sale, which was originally scheduled to expire September 10, 1998, has been extended until October 30, 1998 to provide sufficient time for more Limited Partners to vote. For your convenience, we have enclosed a duplicate consent form. Please sign, date and return this card as promptly as possible.

       PLEASE RETURN YOUR SIGNED CONSENT FORM TODAY EITHER BY FACSIMILE TO 310-275-3640, OR IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.
                              PLEASE DO NOT DELAY.


     IN ORDER TO APPROVE THE SALE, THE LIMITED PARTNERS MUST VOTE IN FAVOR
                            OF EACH OF THE PROPOSALS.


If you have any questions, or if you would like to request an additional copy of the Consent Solicitation Statement, please do not hesitate to contact MacKenzie Partners, the Partnership's consent solicitation agent toll free at 800-322-2885 or collect at 212-929-5500.

                                     Very truly yours,


                                     National Partnership Investments Corp.

                                   SIGNATURES


After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated:               , 1998


                                        REAL ESTATE ASSOCIATES LIMITED V
                                        By Its General Partners

                                        NATIONAL PARTNERSHIP INVESTMENTS CORP.


                                            By:/s/Alan I. Casden
                                               --------------------------------
                                               Alan I. Casden
                                               Vice-Chairman

                                            CASDEN INVESTMENT CORPORATION


                                            By:/s/Alan I. Casden
                                               --------------------------------
                                               Alan I. Casden
                                               Chairman


                                               /s/Henry C. Casden
                                               --------------------------------
                                               Henry C. Casden


                                               /s/Alan I. Casden
                                               --------------------------------
                                               Alan I. Casden


                                               /s/Charles H. Boxenbaum
                                               --------------------------------
                                               Charles H. Boxenbaum


                                                /s/Bruce E. Nelson
                                               --------------------------------
                                               Bruce E. Nelson